Exhibit 10.2

Consent and Understanding

Consent and Understanding of Viral Genetics, Inc., a Delaware corporation (“Viral Delaware”) dated as of October 28, 2008.

Whereas, Viral Delaware owns all of the outstanding capital stock of Viral Genetics, Inc., a California corporation (“Subsidiary”)

Now, Therefore, to enable Subsidiary to consummate the transactions contemplated by the Agreement and Plan of Merger between Subsidiary and V-Clip, Inc., a California corporation (“V-Clip”) dated as of the date hereof (“Merger Agreement”) and to induce V-Clip and Subsidiary to enter into the Merger Agreement, Viral Delaware agrees as follows:

1.
Representations, Warranties and Covenants. Viral Delaware undertakes and makes to V-Clip the representations and warranties set forth in Section 3.2 and the covenants set forth in Section 2.1 of the Merger Agreement. Notwithstanding anything to the contrary herein or in any other document, Viral Delaware does not represent or warrant that it is current in its filings with the Securities and Exchange Commission.

2.
Indemnification. From and after the consummation of the transactions provided for by the Merger Agreement, Viral Delaware shall indemnify and hold harmless the officers and directors of V-Clip from and against any losses, claims, damages, or liabilities (including any legal or other expenses incurred in connection with any litigation whether or not resulting in any liability), insofar as such losses, claims, damages, liabilities, or litigation are based on ay statements or omissions in respect of Viral Delaware directly based on, the omission or alleged omission to state a material fact in respect of Viral Delaware or Subsidiary, its affiliates, officers, or directors required to be stated or necessary to make the statements not misleading. Promptly after service of process on any director or officer of V-Clip in any litigation in respect of which indemnity may be sought hereunder the party so served shall give written notice to Viral Delaware. Viral Delaware shall thereupon be entitled to participate in (and, to the extent that it shall wish, to direct) the defense of any such litigation at its own expense. The failure of such director or officer to notify Viral Delaware of any such litigation shall relieve Viral Delaware from any liability on account of the indemnity agreement contained in this Section 2 but shall not relieve Viral Delaware from any other liability it may have to such officer or director.

3.
Adoption of Merger Agreement. Viral Delaware, as the sole shareholder of Subsidiary, hereby adopts and approves the Merger Agreement. Set forth on Exhibit A hereto is the number of shares to be issued and the number of warrants to be issued to the shareholders of V-Clip and the Form of warrant agreement reflecting the terms of the warrants to be issued to the holders of V-Clip.

Acknowledged:

V-Clip Pharmaceuticals Inc.

By:
Name:
Title:

Viral Genetics, Inc., a California corporation

By:
Name:
Title:

Viral Genetics, Inc., a Delaware corporation

By:
Name:
Title:

Exhibit A

Shares of Viral Delaware to be Issued

Shareholder of V-Clip	Shares of V-Clip	Shares of Viral Delaware

Viral Genetics, Inc	4,400	16,306,327

M. Karen Newell	2,200	8,153,163

Robert Berliner	2,200	8,153,163

Evan Newell	500	1,852,991

Robert Melamede	100	370,598

University License Equity Holdings	600	nil

Warrants at $0.03 per share to be issued

Shareholder of V-Clip	Number of Warrants

Viral Genetics, Inc	16,306,327

M. Karen Newell	8,153,163

Robert Berliner	8,153,163

Evan Newell	1,852,991

Robert Melamede	370,598

University License Equity Holdings	nil

Warrants at $0.282 per share to be issued

Shareholder of V-Clip	Number of Warrants

Viral Genetics, Inc	4,423,900

M. Karen Newell	2,211,950

Robert Berliner	2,211,950

Evan Newell	502,716

Robert Melamede	100,543

University License Equity Holdings	490,200

Warrants at $0.267 per share to be issued

Shareholder of V-Clip	Number of Warrants

Viral Genetics, Inc	6,952,495

M. Karen Newell	3,476,247

Robert Berliner	3,476,247

Evan Newell	790,056

Robert Melamede	158,011

University License Equity Holdings	1,418,067

Warrants at $0.01 per share

Shareholder of V-Clip	Number of Warrants

Viral Genetics, Inc	nil

M. Karen Newell	nil

Robert Berliner	nil

Evan Newell	nil

Robert Melamede	nil

University License Equity Holdings	10,488,453

VIRAL GENETICS, INC.

COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, ______________ ("Holder") is entitled to purchase, subject to the terms and conditions of this Warrant, (the “Warrant”) Common Shares of Viral Genetics, Inc., a Delaware Corporation (the "Company"). This Warrant entitles Holder to purchase up to _______ fully paid and non-assessable shares of the Common Stock ("Common Stock") of the Company, during the period commencing concurrent with the execution by all parties of this Warrant Agreement (the “Effective Date”) and ending on the tenth anniversary of the Effective Date at 5:00 p.m. local time, Los Angeles, California, (the "Expiration Date"), at which time this Warrant will expire and become void unless earlier terminated as provided herein.  The shares of Common Stock of the Company for which this Warrant is exercisable as adjusted from time to time pursuant to the terms hereof, are hereinafter referred to as the "Shares."

1.             EXERCISE PRICE. The purchase price for the shares shall be $0.01 per share. Such price shall be subject to adjustment pursuant to the terms hereof (such prices, as adjusted from time to time, is hereinafter referred to as the "Exercise Price").

2.             EXERCISE AND PAYMENT.

(a)           CASH EXERCISE.  At any time after the Effective Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the Exercise Price then in effect by the number of Shares thereby purchased, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

(b)           NET ISSUANCE.  In lieu of payment of the Exercise Price described in Section 3(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto (the "Net Issuance Election Notice") duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

where: X = [Y*(A-B)]/A

X =	the number of shares to be issued to the Holder pursuant to this Section 2.

Y =	the number of shares covered by this Warrant in respect of which the net issuance election is made pursuant to this Section 2.

A =	the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 2.

B =	the Exercise Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 2.

For purposes of this Section 2, the "fair market value" per share of the Company's Common Stock shall mean:

i.           If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq National Market (the "NNM") or other over-the- counter quotation system, the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the NNM or other over-the-counter quotation system on the last business day before the effective date of exercise of the net issuance election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange, the NNM or over-the-counter quotation system; and

ii.           If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the Holder of this Warrant. If the Company and the Holder cannot mutually agree on such price, the fair market value shall be made by an appraiser of recognized standing selected by the Holder and the Company, or, if they cannot agree on an appraiser, each of he Company and the Holder shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value.

3.           DELIVERY OF STOCK CERTIFICATES.  Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock which the Holder shall have requested in the Notice of Exercise or Net Issuance Election Notice. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such stock certificate or certificates.

4.           NO FRACTIONAL SHARES.  No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant.  If upon any exercise of this Warrant a fraction of a share results, the Company will pay the Holder the difference between the cash value of the fractional share and the portion of the Exercise Price allocable to the fractional share.

5.           CHARGES, TAXES AND EXPENSES.  The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

6.           LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

7.           SATURDAYS, SUNDAYS, HOLIDAYS, ETC.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.

8.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)         SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES.  If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant as of such date shall remain the same.

(b)         STOCK DIVIDEND.  If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

(c)          OTHER DISTRIBUTIONS.  If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the Holder hereof shall thereafter be entitled to receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the number of shares or other securities or property which would have been received had this Warrant at the time been exercised.

(d)         MERGER.  If at any time after the date hereof there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such merger or consolidation, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e)         RECLASSIFICATION, ETC.  If at any time after the date hereof there shall be a change or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

9.           NOTICE OF ADJUSTMENTS; NOTICES.  Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall execute and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

10.         RIGHTS AS SHAREHOLDER.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

11.           RESTRICTED SECURITIES.  The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended (the "1933 Act") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "SEC") is not now, and may not in the future be, available for resales of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered pursuant to Section 14, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

12.           CERTIFICATION OF INVESTMENT PURPOSE.  Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the securities acquired by him upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

13.           DISPOSITION OF SHARES.  Holder hereby agrees not to make any disposition of any Shares purchased hereunder unless and until:

(a)           Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)           Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Shares; and

(c)           Holder shall have provided the Company with written assurances, in form and substance satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

The Company shall NOT be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Section 13, or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of the terms of this Warrant.

14.           TRANSFERABILITY.

(a)           GENERAL.  This Warrant shall be transferable only on the books of the Company maintained at its principal office in San Marino, California or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

(b)           LIMITATIONS ON TRANSFER.  This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder without the company’s express written consent except to; (i) one or more persons, each of whom on the date of transfer is an officer of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder's assets; or (v) any person receiving this Warrant from one or more of the persons listed in this Section 14(b) at such person's or persons' death pursuant to will, trust or the laws of intestate succession. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

(c)           Any transfer made except in strict compliance with this Section 14, notwithstanding the fact that such transfers maybe made to bona fide third party purchasers, shall be null and void and shall not be recognized by the Company.

15.           MISCELLANEOUS.

(a)           CONSTRUCTION.  Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant pursuant to Section 14(b), and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 14(b).

(b)           RESTRICTIONS.  By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

(c)           NOTICES.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

To Holder:

With a copy to:

To the Company:

Viral Genetics, Inc.

2290 Huntington Drive

Suite 100

San Marino, CA 91108

Attention: Haig Keledjian

(d)           GOVERNING LAW.  This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

(e)            ENTIRE AGREEMENT.  This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

(f)            BINDING EFFECT.  This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

(g)           WAIVER; CONSENT.  This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

(h)           SEVERABILITY.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

Executed this _____ day of October, 2008.

THE COMPANY:

Viral Genetics, Inc.

By:
Name:
Title:

HOLDER:

By:
[typed or printed name]

NOTICE OF EXERCISE

To:  Viral Genetics, Inc.

The undersigned hereby elects to purchase _____________ shares of Common Stock ("STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated:

Name:

Title:

NET ISSUANCE ELECTION NOTICE

To: Viral Genetics, Inc.

Date:

The undersigned hereby elects under Section 2 of the attached Warrant to surrender the right to purchase ___________ shares of Common Stock pursuant to the attached Warrant.  The Certificate(s) for the shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Signature

Name for Registration

Mailing Address

EXHIBIT A

To: Viral Genetics, Inc.

In connection with the purchase by the undersigned of ________ shares of the Common Stock (the "STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY"), upon exercise of that certain Common Stock Warrant dated as of October ____, 2008, the undersigned hereby represents and warrants as follows:

The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same.  The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock.  The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances.  In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until:

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(i)           The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.  The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

The undersigned understands the instruments evidencing the Stock may bear the following legend:

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Dated:

Viral Genetics, Inc.

By:

VIRAL GENETICS, INC.

COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, ______________ ("Holder") is entitled to purchase, subject to the terms and conditions of this Warrant, (the “Warrant”) Common Shares of Viral Genetics, Inc., a Delaware Corporation (the "Company"). This Warrant entitles Holder to purchase up to _______ fully paid and non-assessable shares of the Common Stock ("Common Stock") of the Company, during the period commencing concurrent with the execution by all parties of this Warrant Agreement (the “Effective Date”) and ending on the tenth anniversary of the Effective Date at 5:00 p.m. local time, Los Angeles, California, (the "Expiration Date"), at which time this Warrant will expire and become void unless earlier terminated as provided herein.  The shares of Common Stock of the Company for which this Warrant is exercisable as adjusted from time to time pursuant to the terms hereof, are hereinafter referred to as the "Shares."

1.           EXERCISE PRICE. The purchase price for the shares shall be $0.03 per share. Such price shall be subject to adjustment pursuant to the terms hereof (such prices, as adjusted from time to time, is hereinafter referred to as the "Exercise Price").

2.           EXERCISE AND PAYMENT.

(a)         CASH EXERCISE.  At any time after the Effective Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the Exercise Price then in effect by the number of Shares thereby purchased, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

(b)         NET ISSUANCE.  In lieu of payment of the Exercise Price described in Section 3(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto (the "Net Issuance Election Notice") duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

where: X = [Y*(A-B)]/A

X =	the number of shares to be issued to the Holder pursuant to this Section 2.

Y =	the number of shares covered by this Warrant in respect of which the net issuance election is made pursuant to this Section 2.

A =	the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 2.

B =	the Exercise Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 2.

For purposes of this Section 2, the "fair market value" per share of the Company's Common Stock shall mean:

i.           If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq National Market (the "NNM") or other over-the- counter quotation system, the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the NNM or other over-the-counter quotation system on the last business day before the effective date of exercise of the net issuance election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange, the NNM or over-the-counter quotation system; and

ii.           If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the Holder of this Warrant. If the Company and the Holder cannot mutually agree on such price, the fair market value shall be made by an appraiser of recognized standing selected by the Holder and the Company, or, if they cannot agree on an appraiser, each of he Company and the Holder shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value.

3.           DELIVERY OF STOCK CERTIFICATES.  Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock which the Holder shall have requested in the Notice of Exercise or Net Issuance Election Notice. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such stock certificate or certificates.

4.           NO FRACTIONAL SHARES.  No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant.  If upon any exercise of this Warrant a fraction of a share results, the Company will pay the Holder the difference between the cash value of the fractional share and the portion of the Exercise Price allocable to the fractional share.

5.           CHARGES, TAXES AND EXPENSES.  The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

6.           LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

7.           SATURDAYS, SUNDAYS, HOLIDAYS, ETC.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.

8.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)           SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES.  If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant as of such date shall remain the same.

(b)           STOCK DIVIDEND.  If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

(c)           OTHER DISTRIBUTIONS.  If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the Holder hereof shall thereafter be entitled to receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the number of shares or other securities or property which would have been received had this Warrant at the time been exercised.

(d)           MERGER.  If at any time after the date hereof there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such merger or consolidation, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e)           RECLASSIFICATION, ETC.  If at any time after the date hereof there shall be a change or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

9.            NOTICE OF ADJUSTMENTS; NOTICES.  Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall execute and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

10.           RIGHTS AS SHAREHOLDER.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

11.           RESTRICTED SECURITIES.  The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended (the "1933 Act") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "SEC") is not now, and may not in the future be, available for resales of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered pursuant to Section 14, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

12.           CERTIFICATION OF INVESTMENT PURPOSE.  Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the securities acquired by him upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

13.           DISPOSITION OF SHARES.  Holder hereby agrees not to make any disposition of any Shares purchased hereunder unless and until:

(a)           Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)           Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Shares; and

(c)           Holder shall have provided the Company with written assurances, in form and substance satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

The Company shall NOT be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Section 13, or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of the terms of this Warrant.

14.           TRANSFERABILITY.

(a)           GENERAL.  This Warrant shall be transferable only on the books of the Company maintained at its principal office in San Marino, California or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

(b)           LIMITATIONS ON TRANSFER.  This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder without the company’s express written consent except to; (i) one or more persons, each of whom on the date of transfer is an officer of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder's assets; or (v) any person receiving this Warrant from one or more of the persons listed in this Section 14(b) at such person's or persons' death pursuant to will, trust or the laws of intestate succession. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

(c)           Any transfer made except in strict compliance with this Section 14, notwithstanding the fact that such transfers maybe made to bona fide third party purchasers, shall be null and void and shall not be recognized by the Company.

15.           MISCELLANEOUS.

(a)           CONSTRUCTION.  Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant pursuant to Section 14(b), and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 14(b).

(b)           RESTRICTIONS.  By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

(c)           NOTICES.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

To Holder:

With a copy to:

To the Company:
Viral Genetics, Inc.
2290 Huntington Drive
Suite 100
San Marino, CA 91108
Attention: Haig Keledjian

(d)           GOVERNING LAW.  This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

(e)           ENTIRE AGREEMENT.  This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

(f)           BINDING EFFECT.  This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

(g)           WAIVER; CONSENT.  This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

(h)           SEVERABILITY.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

Executed this _____ day of October, 2008.

THE COMPANY:

Viral Genetics, Inc.

By:
Name:
Title:

HOLDER:

By:
[typed or printed name]

NOTICE OF EXERCISE

To:  Viral Genetics, Inc.

The undersigned hereby elects to purchase _____________ shares of Common Stock ("STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated:

Name:

Title:

NET ISSUANCE ELECTION NOTICE

To: Viral Genetics, Inc.

Date:

The undersigned hereby elects under Section 2 of the attached Warrant to surrender the right to purchase ___________ shares of Common Stock pursuant to the attached Warrant.  The Certificate(s) for the shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Signature

Name for Registration

Mailing Address

EXHIBIT A

To: Viral Genetics, Inc.

In connection with the purchase by the undersigned of ________ shares of the Common Stock (the "STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY"), upon exercise of that certain Common Stock Warrant dated as of October ____, 2008, the undersigned hereby represents and warrants as follows:

The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same.  The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock.  The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances.  In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until:

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(i)           The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.  The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

The undersigned understands the instruments evidencing the Stock may bear the following legend:

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Dated:

Viral Genetics, Inc.

By:

VIRAL GENETICS, INC.

COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, ______________ ("Holder") is entitled to purchase, subject to the terms and conditions of this Warrant, (the “Warrant”) Common Shares of Viral Genetics, Inc., a Delaware Corporation (the "Company"). This Warrant entitles Holder to purchase up to _______ fully paid and non-assessable shares of the Common Stock ("Common Stock") of the Company, during the period commencing concurrent with the execution by all parties of this Warrant Agreement (the “Effective Date”) and ending on May 30, 2011 at 5:00 p.m. local time, Los Angeles, California, (the "Expiration Date"), at which time this Warrant will expire and become void unless earlier terminated as provided herein.  The shares of Common Stock of the Company for which this Warrant is exercisable as adjusted from time to time pursuant to the terms hereof, are hereinafter referred to as the "Shares."

1.           EXERCISE PRICE. The purchase price for the shares shall be $0.282 per share. Such price shall be subject to adjustment pursuant to the terms hereof (such prices, as adjusted from time to time, is hereinafter referred to as the "Exercise Price").

2.           EXERCISE AND PAYMENT.  At any time after the Effective Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the Exercise Price then in effect by the number of Shares thereby purchased, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

3.           DELIVERY OF STOCK CERTIFICATES.  Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock which the Holder shall have requested in the Notice of Exercise. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such stock certificate or certificates.

4.           NO FRACTIONAL SHARES.  No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant.  If upon any exercise of this Warrant a fraction of a share results, the Company will pay the Holder the difference between the cash value of the fractional share and the portion of the Exercise Price allocable to the fractional share.

5.           CHARGES, TAXES AND EXPENSES.  The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

6.           LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

7.           SATURDAYS, SUNDAYS, HOLIDAYS, ETC.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.

8.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)           SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES.  If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant as of such date shall remain the same.

(b)           STOCK DIVIDEND.  If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

(c)           OTHER DISTRIBUTIONS.  If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the Holder hereof shall thereafter be entitled to receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the number of shares or other securities or property which would have been received had this Warrant at the time been exercised.

(d)           MERGER.  If at any time after the date hereof there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such merger or consolidation, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e)           RECLASSIFICATION, ETC.  If at any time after the date hereof there shall be a change or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

9.           NOTICE OF ADJUSTMENTS; NOTICES.  Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall execute and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

10.           RIGHTS AS SHAREHOLDER.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

11.           RESTRICTED SECURITIES.  The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended (the "1933 Act") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "SEC") is not now, and may not in the future be, available for resales of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered pursuant to Section 14, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

12.           CERTIFICATION OF INVESTMENT PURPOSE.  Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the securities acquired by him upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

13.           DISPOSITION OF SHARES.  Holder hereby agrees not to make any disposition of any Shares purchased hereunder unless and until:

(a)           Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)           Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Shares; and

(c)           Holder shall have provided the Company with written assurances, in form and substance satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

The Company shall NOT be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Section 13, or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of the terms of this Warrant.

14.           TRANSFERABILITY.

(a)           GENERAL.  This Warrant shall be transferable only on the books of the Company maintained at its principal office in San Marino, California or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

(b)           LIMITATIONS ON TRANSFER.  This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder without the company’s express written consent except to; (i) one or more persons, each of whom on the date of transfer is an officer of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder's assets; or (v) any person receiving this Warrant from one or more of the persons listed in this Section 14(b) at such person's or persons' death pursuant to will, trust or the laws of intestate succession. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

(c)           Any transfer made except in strict compliance with this Section 14, notwithstanding the fact that such transfers maybe made to bona fide third party purchasers, shall be null and void and shall not be recognized by the Company.

15.           MISCELLANEOUS.

(a)           CONSTRUCTION.  Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant pursuant to Section 14(b), and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 14(b).

(b)           RESTRICTIONS.  By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

(c)           NOTICES.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

To Holder:

With a copy to:

To the Company:
Viral Genetics, Inc.
2290 Huntington Drive
Suite 100
San Marino, CA 91108
Attention: Haig Keledjian

(d)           GOVERNING LAW.  This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

(e)           ENTIRE AGREEMENT.  This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

(f)           BINDING EFFECT.  This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

(g)           WAIVER; CONSENT.  This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

(h)           SEVERABILITY.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

Executed this _____ day of October, 2008.

THE COMPANY:

Viral Genetics, Inc.

By:
Name:
Title:

HOLDER:

By:
[typed or printed name]

NOTICE OF EXERCISE

To:  Viral Genetics, Inc.

The undersigned hereby elects to purchase _____________ shares of Common Stock ("STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated:

Name:

Title:

EXHIBIT A

To: Viral Genetics, Inc.

In connection with the purchase by the undersigned of ________ shares of the Common Stock (the "STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY"), upon exercise of that certain Common Stock Warrant dated as of October ____, 2008, the undersigned hereby represents and warrants as follows:

The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same.  The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock.  The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances.  In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until:

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(i)           The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.  The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

The undersigned understands the instruments evidencing the Stock may bear the following legend:

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Dated:

Viral Genetics, Inc.

By:

VIRAL GENETICS, INC.

COMMON STOCK WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, ______________ ("Holder") is entitled to purchase, subject to the terms and conditions of this Warrant, (the “Warrant”) Common Shares of Viral Genetics, Inc., a Delaware Corporation (the "Company"). This Warrant entitles Holder to purchase up to _______ fully paid and non-assessable shares of the Common Stock ("Common Stock") of the Company, during the period commencing concurrent with the execution by all parties of this Warrant Agreement (the “Effective Date”) and ending on February 28, 2010, at 5:00 p.m. local time, Los Angeles, California, (the "Expiration Date"), at which time this Warrant will expire and become void unless earlier terminated as provided herein.  The shares of Common Stock of the Company for which this Warrant is exercisable as adjusted from time to time pursuant to the terms hereof, are hereinafter referred to as the "Shares."

1.           EXERCISE PRICE. The purchase price for the shares shall be $0.267 per share. Such price shall be subject to adjustment pursuant to the terms hereof (such prices, as adjusted from time to time, is hereinafter referred to as the "Exercise Price").

2.           EXERCISE AND PAYMENT.  At any time after the Effective Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the Exercise Price then in effect by the number of Shares thereby purchased, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

3.           DELIVERY OF STOCK CERTIFICATES.  Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock which the Holder shall have requested in the Notice of Exercise. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such stock certificate or certificates.

4.           NO FRACTIONAL SHARES.  No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant.  If upon any exercise of this Warrant a fraction of a share results, the Company will pay the Holder the difference between the cash value of the fractional share and the portion of the Exercise Price allocable to the fractional share.

5.           CHARGES, TAXES AND EXPENSES.  The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

6.           LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

7.           SATURDAYS, SUNDAYS, HOLIDAYS, ETC.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.

8.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)           SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES.  If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant as of such date shall remain the same.

(b)           STOCK DIVIDEND.  If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

(c)           OTHER DISTRIBUTIONS.  If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the Holder hereof shall thereafter be entitled to receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the number of shares or other securities or property which would have been received had this Warrant at the time been exercised.

(d)           MERGER.  If at any time after the date hereof there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such merger or consolidation, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e)           RECLASSIFICATION, ETC.  If at any time after the date hereof there shall be a change or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

9.           NOTICE OF ADJUSTMENTS; NOTICES.  Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 8 hereof, the Company shall execute and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

10.           RIGHTS AS SHAREHOLDER.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

11.           RESTRICTED SECURITIES.  The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended (the "1933 Act") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "SEC") is not now, and may not in the future be, available for resales of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered pursuant to Section 14, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

12.           CERTIFICATION OF INVESTMENT PURPOSE.  Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the securities acquired by him upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

13.           DISPOSITION OF SHARES.  Holder hereby agrees not to make any disposition of any Shares purchased hereunder unless and until:

(a)           Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)           Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Shares; and

(c)           Holder shall have provided the Company with written assurances, in form and substance satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

The Company shall NOT be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Section 13, or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of the terms of this Warrant.

14.           TRANSFERABILITY.

(a)           GENERAL.  This Warrant shall be transferable only on the books of the Company maintained at its principal office in San Marino, California or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

(b)           LIMITATIONS ON TRANSFER.  This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder without the company’s express written consent except to; (i) one or more persons, each of whom on the date of transfer is an officer of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder's assets; or (v) any person receiving this Warrant from one or more of the persons listed in this Section 14(b) at such person's or persons' death pursuant to will, trust or the laws of intestate succession. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

(c)           Any transfer made except in strict compliance with this Section 14, notwithstanding the fact that such transfers maybe made to bona fide third party purchasers, shall be null and void and shall not be recognized by the Company.

15.           MISCELLANEOUS.

(a)           CONSTRUCTION.  Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant pursuant to Section 14(b), and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 14(b).

(b)           RESTRICTIONS.  By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

(c)           NOTICES.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

To Holder:

With a copy to:

To the Company:
Viral Genetics, Inc.
2290 Huntington Drive
Suite 100
San Marino, CA 91108
Attention: Haig Keledjian

(d)           GOVERNING LAW.  This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

(e)           ENTIRE AGREEMENT.  This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

(f)           BINDING EFFECT.  This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

(g)           WAIVER; CONSENT.  This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

(h)           SEVERABILITY.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

Executed this _____ day of October, 2008.

THE COMPANY:

Viral Genetics, Inc.

By:
Name:
Title:

HOLDER:

By:
[typed or printed name]

NOTICE OF EXERCISE

To:  Viral Genetics, Inc.

The undersigned hereby elects to purchase _____________ shares of Common Stock ("STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated:

Name:

Title:

EXHIBIT A

To: Viral Genetics, Inc.

In connection with the purchase by the undersigned of ________ shares of the Common Stock (the "STOCK") of Viral Genetics, Inc., a Delaware corporation (the "COMPANY"), upon exercise of that certain Common Stock Warrant dated as of October ____, 2008, the undersigned hereby represents and warrants as follows:

The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same.  The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock.  The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances.  In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until:

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(i)           The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.  The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

The undersigned understands the instruments evidencing the Stock may bear the following legend:

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Dated:

Viral Genetics, Inc.

By: